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                                                                   EXHIBIT 10.13


                              Agreement of Lease
                              ------------------

This Agreement ("Lease"), dated as of the 1st day of February, 1998 is by and between SIXTH & VIRGINIA PROPERTIES, a Washington General Partnership, hereinafter called "Owner," and Medlynx, LLC a Washington Corporation, hereinafter called "Tenant."

1    NONSTANDARD PROVISIONS

     The following constitute the nonstandard provisions of this Lease and are referred to elsewhere herein.

     a.   Floor of The Westin Building on which Premises are located:

          21/st/ Floor, Suite 2105

     b.   Agreed floor area of Premises:

          Approximately two hundred seven (207) square feet on the 21/st/ floor that includes an allowance for core and/or common areas used by Tenant.

     c. The term of this Lease (hereafter "Lease Term") shall be One ( 1 ) year and shall commence on the 1/st/ day of February, 1998 and end on the 31st day of January, 1999.

     d.   Monthly Base Rent:

          Seven Hundred Seventy Seven ($777) Dollars

     e.   Rent per day during any occupancy prior to commencement of Lease Term:

          n/a

     f.   Reimbursement to Owner for Special Improvements:

          Tenant, takes premises "as-is" and at Tenant's cost, Owner shall install and supply all improvements to the Premises. All such improvements shall be to building standard except as noted and shall be completed in accordance with drawings prepared at Tenant's cost, by Owner's staff end approved in advance by Owner and Tenant. Tenant shall reimburse Owner for all work within 10 days of receipt of an invoice.

     g.   Use permitted on Premises:

          Telecommunications switching facility and general office use

     h.   Tenant's address  for notices if other than Premises:

          P.O. Box 50230
          Bellevue, WA 98015

     i.   Tenant's billing address if other than Premises:

          same as above

     j.   Parking:

          During Lease Term, Owner shall provide Tenant with unreserved parking spaces including an appropriate pro-rata share of "carpool" stall for one (1) automobile in The Westin Building Garage. The space shall be made available during periods of typical office use from 7:00 a.m. to 6:00 p.m. five days per week, Monday through Friday, and at other times for the persons to whom such spaces am regularly rented who wish to work in Building.

          Tenant shall pay in advance the charge established by Owner for said space, in addition to rent hereunder. If Tenant fails to timely pay such charges, Owner may by written notice to Tenant elect either to proceed as or provided in Article 14 or to cease to provide all or any number of the
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          be one hundred seventy dollars ($170) per month (including tax). From time to time during this Lease, the charge for such space shall be increased to the then-prevailing rate for similar service in the immediate area.

          Owner shall maintain the right to pass on to Tenant all applicable parking taxes.

     k.   Relocation of Premises:

          Owner shall have the right to relocate the Premises in Building on the following terms and conditions:

          1) The floor area of the new location shall be approximately the same as the floor area of the original location;

          2) Tenant will be reimbursed for all reasonable expenses incurred in connection with the relocation, including but not limited to the net cost of putting the new Premises in the same condition as the original location, moving, signage, telephone & computer equipment relocation and reasonable quantities of new stationery;

          3) Owner shall give Tenant at least Ninety (90) days written notice of relocation.

     l.   Security Deposit:

          Concurrently with the execution of this Lease, Tenant shall deliver to Owner a sum equal to One Thousand Fifty Four Dollars ($1,554) this as security for the performance by Tenant of every covenant and condition of this Lease. Upon payment of deposit, Tenant shall request and Owner shall deliver to Tenant a written receipt therefor. Deposit may be commingled with other funds of Owner and shall bear no interest. If Tenant shall default with respect to any covenant or condition of this Lease, including but not limited to the payment of rent, Owner may apply the whole or any part of deposit to the payment of any sum in default or any other sum which Owner may be required to spend by reason of Tenant's default. Should Tenant comply with all of the covenants and conditions of this Lease, deposit shall be rammed to Tenant (or, at the option of Owner, to the last assignee of Tenant's interest in this Lease) at the expiration of the term hereof. Tenant shall not move into Premises until said deposit has been paid to Owner.

     m.   Signage:

          Owner will provide signage, according to building standards, to Tenant with Tenant's business name at Three (3) separate locations:

          1)   Main Lobby Directory - Sixth Avenue
          2)   Third Floor Lobby Directory- Skybridge entrance from Garage
          3)   Elevator Lobby Directory on Tenant's floor

     n.   Holding Over:

          If Tenant shall continue its occupancy of the Premises after the expiration of the Lease Term, the occupancy shall not be deemed to extend or renew the term of this Lease, and such occupancy shall constitute a tenancy from month to month, subject to all of the terms of this Lease, except the term, and except that the Rent for each month of continued occupancy shall be double the Rent for the last full month of the Lease Term. Tenant shall also be liable for Owner's incidental and consequential damages sustained by virtue of Tenant's holding over.

     o.   Square Footage Adjustment:

          Owner and Tenant agree that reasonable attempts have been made to determine the correct square footage used in this Lease. Owner grants Tenant the option to remeasure and challenge the new premises square footage calculation at Tenant's expense, If Tenant's square footage calculation differs from the number used in this Lease, Owner will remeasure at Owner's expense to determine which calculation is correct. Owner and Tenant agree that any challenge of the square footage calculation must be carried out within one month of the commencement date. After that time, Owner and Tenant agree to mutually waive any and all rights, claims, or liabilities against each other as it relates to the
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     p.   Meat-Me Boom Access

          Tenant shall have the right to share usage of the 19th floor Meet-Me Room and associated wiring system. Owner shall supervise the maintenance of the room by tenant-users and shall use all reasonable means to ensure this facility is always available to Tenant. Tenant agrees to abide by the regulations set jointly by Owners and tenant-users or, should its practices conflict with those regulations, to vacate immediately upon written request. As in Article 7, Owner shall not be liable for damages nor shall the rental herein be abated for failure to furnish or interruption in service in this facility.

          For Meet-Me Room usage, Tenant shall pay a one-time usage fee of Five Hundred Dollars ($500.00) no later than Thirty (30) days following Commencement Date, For each DSX panel or DS3 module placed in the room, Tenant shall pay a one-time fee of Three hundred sixty eight dollars ($368.00) per DSX and/or one hundred eighty four dollars ($184.00) per DS3 module and a recurring monthly charge of $50.00 per Panel installed within the room.

     q.   Cabling Right of Way

          Owner gives to Tenant the right of way to install cable from the Premises to the "Meet Me Room" on the 19th floor. Such installation is at Tenant's expense and subject to limitations and exclusions presented within Lease. Such installation must be coordinated with and approved by The Westin Building Engineer. Cabling to areas of the building other than the Meet-Me Room shall be governed by the same terms and conditions set forth above but shall additionally be subject to monthly recurring charges as established by Owner for all other cable run by users throughout the building.

     r.   HVAC (Heating, Ventilating, and Air Conditioning)

          Owner grants Tenant right to install at Tenant's sole cost, its own HVAC equipment in Premises. This equipment shall be considered Tenant's trade fixture. It shall be connected to the new building cooling tower loop in a manner approved by the Building Engineer. As in Article 7, Owner shall not be liable for damages nor shall the rental herein be abated for failure to furnish or interruption in service of this cooling tower and loop facility.

          Tenant shall pay Owner within ten (10) days of completion of the connection a one-time sum equal to Five hundred dollars ($500,00) per ton of connected load. In addition, Tenant shall pay upon invoice a quarterly fee which shall be its prorate, per too share of the costs charged to all participants of the cooling tower. This quarterly charge will include chemical treatment, electrical usage and water consumption.

     t.   Class "A " Entry

          Tenant acknowledges Owners requirement for the premises to have an entry that is compatible with the Class "A" image of the building. Tenant shall cooperate with Owner in developing an entry plan that meets Owner's need for appearance and Tenant's need for privacy and control.

2    EXHIBITS

     The following Drawings and Special Provisions are attached hereto as exhibits and made a part of this Lease:

          Exhibit A - Floor plan of the Westin Building, herein called
          "Building."
          Exhibit B - Site plan showing relation and location of Building and Westin Building Garage.
          Exhibit C - Details of Premises Approved by Owner and Tenant.

3    PREMISES

     Owner hereby leases to Tenant, and Tenant hereby leases of Owner, upon the terms and conditions herein set forth, those certain Premises, described in
     Article 1(a) and (b) and shown outlined in red on the standard floor plan attached hereto marked "Exhibit A" and made a part hereof in that certain
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     Building, known as the Westin Building situated in the City of Seattle,
     County of King, State of Washington, at Sixth Avenue and Virginia Street, and located on the following real property:

          Lots 11 and 12 (less portion for street), Block 15 of Addition to town of Seattle, as laid off by Heirs of Sarah A. Bell, deceased (commonly known as Heirs of Sarah A. Bell's Addition to the City of Seattle), as per plat recorded in Volume I of plats, page 103, records of King County, Washington.

     The areas so leased are hereinafter called "Premises."

4    RENT

     Tenant covenants and agrees to pay Owner the monthly rent which is set forth in Article 1(d) to be adjusted as provided elsewhere in this Lease, in United States currency in advance on or before the first day of each calendar month during said term, at the office of Owner in Building or at such other place as Owner may from time to time designate in writing. It is agreed that since collection of any amount past due imposes an administrative cost on Owner, in addition to all other sums that may be charged by Owner hereunder, Tenant shall pay to Owner a sum equal to Five Cents ($0.05) for every Dollar not paid when due.

5    USE

     Premises may be used only for the purpose set forth in Article 1(g) and for no other purpose or purposes without the written consent of Owner. No use shall be made of Premises, nor act done in or about Premises, which is unlawful, or which may increase the existing ram of insurance upon Building. Tenant shall not commit or allow to be committed any waste upon Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in Building, nor shall Tenant, without the written consent of Owner, use any apparatus, machinery or device in or about Premises that shall cause any substantial noise or vibration. If any of Tenant's office machines and equipment should disturb the quiet enjoyment of any other tenant in Building, then Tenant shall provide adequate insulation or take such other action as may be necessary to eliminate the disturbance. Tenant shall observe such reasonable rules and regulations as may be adopted by Owner for the safety, care and cleanliness of Premises or Building and the preservation of good order therein.

6    POSSESSION

     In the event of Owner's inability to deliver possession of Premises ready for occupancy at the commencement of the Lease Term, Owner shall not be liable for any damage caused thereby, except as otherwise expressly stated herein, nor shall this Lease become void or voidable, nor shall the Lease Term be extended, but in such event, no rental shall be payable by Tenant to Owner for any portion of the Lease Term prior to actual delivery to Tenant of possession of Premises ready for occupancy by Tenant unless Tenant shall have failed to meat its obligations under Article 23 or unless the term of this Lease does not commence on or before March 15, 1998, without fault on the part of Tenant in which event Tenant's sole remedy shall be to cancel the Lease by giving thirty (30) days written notice of its said election to Owner. If Tenant, with Owner's permission enters into possession of Premises prior to commencement of the Lease Term, all of the terms and conditions of this Lease shall apply during such prior period, except that rental shall be the amount set forth in article 1(e) for each calendar day during such prior period.

7    SERVICES PROVIDED BY OWNER

     Owner shall, at its sole cost and expense, maintain Premises end the public and common areas of Building, such as lobbies, stairs, landscaping, corridors and restrooms, together with the Westin Building Garage, in reasonably good order and condition except for damage occasioned by the act of Tenant.

     Owner, at Tenant's sole cost, shall furnish Premises from 7:00 a.m. to 6:00 p.m. Monday through Friday (exclusive of holidays), hereinafter called "Standard Work Weak," with electricity for lighting and the operating of office machines, heat and air conditioning as may be reasonably required for the occupation of Premises.

     Owner, at its sole cost shall provide elevator service, lighting replacement, toilet room supplies, window washing with reasonable frequency, and daily janitorial service on the basis of a Standard Work Week during the times and in the manner that such janitorial services are customarily furnished
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     reserved be abated, for failure to furnish or delay in furnishing any of the foregoing services, when such failure or delay is caused by accident or conditions beyond the control of Owner, or by labor disturbances or labor disputes of any character, or by inability to secure fuel, supplies, machinery, equipment or labor after reasonable efforts to do so, or by the making of improvements or necessary repairs to Premises or Building, nor shall the temporary failure to furnish any of such services be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.

     Tenant acknowledges that the 24-hour nature of its business exceeds the Standard Work Week described above. Owner may at its option and at Tenant's cost install a meter in the electrical system supplying Tenant, measure usage and bill Tenant monthly at the same rate, including demand charges, billed by Seattle City Light plus a monthly billing fee of $10.00. Additionally, Tenant shall pay for all other expanses incurred by Owner as a result of Tenant using Premises in excess of Standard Work Week.

8    REPAIRS AND ALTERATIONS

     Tenant agrees by taking possession of the Premises that Premises are then in a tenantable and good condition, that Tenant will take good care of Premises, and the same will not be altered or in any way changed without the written consent of Owner. Tenant hereby waives any right to make repairs at Owner's expense. Tenant shall not make changes to locks on doors or add, disturb, or in any way change any plumbing or wiring without first obtaining written consent of Owner. All damages or injury done to Premises by Tenant, or by any persons who may be in or upon Premises with the consent of Tenant, shall be paid for by Tenant and Tenant shall pay for all damages to Building caused by Tenant's misuse of Premises or the appurtenances thereto. All other repairs to Premises necessary to maintain Premises in a tenantable and good condition shall be done by or under the direction of Owner and at Owner's expense except as otherwise specifically provided herein. Tenant shall pay for the replacement of Special Improvements as provided in Article 23 and the replacement of doors or windows of Premises which are cracked or broken by Tenant, its employees, agents, or invitees, and Tenant shall not put any curtains, draperies or other hangings on or beside the windows in Premises without first obtaining Owner's consent Owner agrees that it will repaint the interior of Premises at least once every five years with a color mutually agreed upon between Tenant and Owner. Owner may make any alterations or improvements which Owner may deem necessary for the preservation, safety or improvement of Premises or Building. All alterations, additions and improvements, except trade fixtures installed by Tenant and which are removable without damage to Building, shall become the property of Owner. Tenant shall, at the termination of this Lease by the expiration of time or otherwise, surrender and deliver up Premises to Owner in as good condition as when received by Tenant from Owner, reasonable use and wear and damage by fire or other casualty excepted.

     Should Owner be required to make changes or additions to Building or Westin Building Garage at any time during the term of this Lease as a result of any law, rule, code or regulation which becomes effective after the Commencement Date, then Tenant shall pay on demand by Owner, as additional rent, a monthly charge equal to the area of Premises as stated in Article 1(b) divided by 350,000 times 1 and 1/3 percent of the cost of the change or addition. Such additional rent shall commence upon substantial completion of each such change or addition and shall continue to the end of the term of this Lease.

9    ENTRY AND INSPECTION

     Tenant will permit Owner and its agents to enter into and upon Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving Premises or Building and when reasonably necessary may close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Owner being construed as an eviction of Tenant or relieving the Tenant from the duty of observing and performing any of the provisions of this Lease., Owner shall have the right to enter Premises for the purpose of showing Premises to prospective tenants for a period of 180 days prior to the expiration of the Lease Term.

10   DAMAGE OR DESTRUCTION

     If Premises or Building are damaged by fire, wind, or other such casualty, the damage shall be repaired by and at the expense of Owner, provided such repairs (to restore Premises to usable condition) can be made within sixty
     (60) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs are completed, the rent shall be abated in proportion to the part of Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of Premises being unusable for a period equal to one day or less).

     If such repairs cannot be made within sixty (60) days, Owner may, at its option, make them within a reasonable time, and in such event this Lease shall continue in effect and the rent shall be abated in the manner provided above. Owner's election to make repairs must be evidenced by written notice to Tenant within thirty (30) days after the occurrence of the damage.

     If Owner does not elect to make such repairs that cannot be made within sixty (60) days, then either party may, by written notice to the other, terminate this Lease. A total destruction of Building shall automatically terminate this Lease.

11   ADVERTISING

     Tenant shall not inscribe any inscription, post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about Premises or Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from any where outside Premises without first obtaining Owner's written consent thereto.

12   INDEMNITY, LOSS AND WAIVER OF SUBROGATION

     Tenant shall defend and indemnify Owner and save it harmless from and against any and all liability, damages, costs, or expenses, including attorneys' fees, arising from any ant, omission or negligence of Tenant or the officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors of Tenant in or about Building, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about Premises, provided that the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability, or expense resulting from injuries to third parties caused by the negligence of Owner or of any officer, contractor, licensee, agent, servant, or employee of Owner. Owner shall not be responsible for providing security and Tenant hereby releases Owner from any claim for damage or loss of property that may arise as a result of vandalism or theft in Building or Westin Building Garage. Owner and Tenant each release the other from responsibility for, and waive their entire claim of recovery for (i) any loss or damage to the real or personal property of either located anywhere in Building and Westin Building Garage, arising out of or incident to the occurrence of any of the perils which may be covered by a fire and lightning insurance policy, with extended coverage endorsement in common use in the Seattle locality or (ii) loss resulting from business interruption at Premises or loss of rental income from Building,, arising out of or incident to the occurrence of any of the perils that may be covered by a business interruption insurance policy and by the loss of rental income insurance policy in common use in the Seattle locality. To the extent that such risks under (i) and (ii) are in fact coveted by insurance, each party shall cause its insurance carriers to consent to such waiver and to waive all rights of subrogation against the other party.

13   LIENS AND INSOLVENCY

     Tenant shall keep Premises and Building free from any liens or encumbrances arising out of any work performed by Tenant, materials furnished by Tenant, or obligations incurred by Tenant. Owner may terminate this Lease by giving Tenant notice of its election to do so, if: (i) Tenant files a voluntary petition in bankruptcy, or for reorganization under the bankruptcy laws, or is adjudged a bankrupt by a court of competent jurisdiction, (ii) if Tenant makes an assignment for the benefit of creditors, or if a receiver is appointed for Tenant's business, or (iii) any other action is taken by or against Tenant under any State or Federal insolvency or bankruptcy act. No interest in this Lease or estate hereby created in favor of Tenant shall pass by operation of law under any such bankruptcy or insolvency act to any person whomsoever without the prior express written consent of Owner. Any purported transfer in violation of this Article shall constitute a default by Tenant.

14   DEFAULT AND RE-ENTRY

     Except for a default under the preceding paragraph for which immediate right of termination is given to Owner, if Tenant falls to pay any installment of rent when due (plus interest on past due amounts at the maximum legal rate from the date due) after 3 days written notice, or to perform any other covenant under this Lease within thirty (30) days after written notice from Owner stating the nature of the default, Owner may re-enter and take possession of Premises using all reasonable force to do so; provided, however, that if the nature of such default other than for non-payment of rent is such that the same cannot reasonably be cured within such thirty-day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion. Notwithstanding such retaking of possession by Owner, Tenant's liability for the rent provided herein shall not be extinguished for the balance of the term of this Lease. Upon such re-entry, Owner may elect either (i) to terminate this Lease, in which event Tenant shall immediately pay to Owner a sum equal to that by which the then cash value of the total rent reserved under this Lease for the balance of the Lease Term exceeds the reasonable rental value of the Premises for the balance of the Lease Term plus costs incident to releasing the Premises including, but not limited to remodeling expenses, attorney's fees and real estate commissions; or (ii) without terminating this Lease, to relet all or any part of the Premises as the agent of and for the account of Tenant upon such terms and conditions as Owner may deem advisable, in which event the rents received on such reletting shall be applied first to the expenses of reletting and collection, including necessary renovation and alteration of Premises, reasonable attorney's fees and real estate commissions paid, and thereafter to payment of all sums due to or to become due Owner hereunder, and if a sufficient sum shall not be thus realized to pay such sums and other charges, Tenant shall pay Owner any deficiency monthly, and Owner may bring an action therefor as such monthly deficiency shall arise.

     In the event of any such retaking of possession of Premises by Owner as herein provided, Tenant shall remove all personal property located thereon and, upon failure to do so upon demand of Owner, Owner may, in addition to any other remedies allowed by law, remove and store the same in any such place selected by Owner, including but not limited to a public warehouse, at the expense and risk of Tenant. If Tenant shall fail to pay any sums due hereunder or the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Owner may sell any or all of such property at public or private sale and shall apply the proceeds of such sale first, to the cost of such sale; second, to the payment of the charges for storage, if any; and third, to the payment of any other sums of money which may be due from Tenant to Owner under the terms of this Lease, and the balance, if any, to Tenant.

     Tenant hereby waives all claims for damages that may be caused by Owner's lawfully re-entering and taking possession of Premises or lawfully removing and storing or selling the property of Tenant as herein provided, and will save Owner harmless from loss, costs, or damages occasioned thereby, and such lawful re-entry shall not be considered or construed to be a forcible entry.

15   SURRENDER OF POSSESSION

     Upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender Premises to Owner.

16   COSTS AND ATTORNEYS' FEES

     If Tenant or Owner shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Owner for the recovery of rent or possession of Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit, and such attorneys' fees shall be deemed to have accrued on the commencement of such action.

17   NON-WAIVER

     Waiver by Owner of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition, or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Owner shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted regardless of Owner's knowledge of such preceding breach at the time of acceptance of such rent.

18   ASSIGNMENT AND SUBLETTING

     Tenant shall not assign this Lease or sublet Premises or any part thereof without first obtaining Owner's written consent, which shall not be unreasonably withheld. No such assignment or subletting shall relieve Tenant of Tenant's liability under the Lease, except, if at the time of such assignment or subletting, Tenant establishes to the reasonable satisfaction of Owner that such assignee or sublessee is of satisfactory financial responsibility at least equal to that of Tenant at the time Tenant executed the Lease. Consent to any such assignment or subletting shall not operate as a waiver of the necessity for a consent to any subsequent assignment, and the terms of such consent shall be binding upon any person holding by, under or through Tenant. In no event shall a sublessee of Tenant sublet or assign any interest in this Lease.

     In the event or an assignment or subletting that requires Owner's time and/or expense, Tenant shall reasonably compensate Owner for such expenses.

     If Tenant is a corporation, then any transfer of this Lease by merger, consolidation or liquidation or any change in the ownership of, or power to vote, the majority of its outstanding voting stock shall constitute an assignment for the purposes of this article.

19   SUCCESSORS

     All of the covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Owner and Tenant and their respective heirs, executors, administrators, successors and assigns.

20   TAX ON RENTAL

     If any governmental authority or unit under any present or future law effective at any time during the term of this Lease shall in any manner levy a tax on rentals payable under this Lease or on rentals accruing from use of Premises under this Lease, or a tax in any form against Owner because of or measured by income derived from the leasing or rental of Premises, the amount of the next succeeding month's rent following payment of such tax by Owner shall be increased by an amount equal to such tax paid by Owner, and for Tenant's default in paying the rent thus revised, Owner shall have the same remedies as upon failure to pay rent. Tenant shall not be liable to pay any amount because of income tax of a general nature applicable to Owner's various interests or sources of income. In the event that it shall not be lawful for Tenant to pay such tax, the rental payable to Owner under this Lease shall be revised to net Owner the same net rental after imposition of any such tax as would have been payable to Owner prior to the imposition of any such tax.

21   PRIORITY

     This Lease shall automatically be subordinate to any mortgage or deed of trust heretofore or hereafter placed upon Building, to any and all advances made or to be made thereunder, to the interest on the obligations secured thereby, and to all renewals, replacements and extensions thereof; provided, however, that in the event of foreclosure of any such mortgage or deed of trust or exercise of the power of sale thereunder, Tenant shall attorn to the purchaser of Building at such foreclosure or sale and recognize such purchaser as Owner under this Lease if so requested by such purchaser. If any mortgagee or beneficiary elects to have this Lease superior to its mortgage or deed of trust and gives notice of its election to Tenant, then this Lease shall thereupon become superior to the lien of such mortgage or deed of trust, whether this Lease is dated or recorded before or after the mortgage or deed of trust. Within fifteen days of presentation, Tenant shall execute, acknowledge, and deliver to Owner (i) any subordination or nondisturbance agreement or other instrument that Owner may require to carry out the provisions of this article, and (ii) any estoppel certificate requested by Owner from time to time in the standard form of any such mortgagee or beneficiary certifying in writing, if such be true, that Tenant shall be in occupancy, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges shall have been paid, and that there shall be no rental offsets or claims.

22   CONDEMNATION

     If the whole of Premises, or if such portion of either Premises or the facilities in Building as may be required for the reasonable use of Premises, shall be taken by virtue of any condemnation or notice of condemnation or eminent domain proceeding, or by purchase in lieu thereof, or for public or quasipublic use, directly or indirectly, this Lease shall automatically terminate as of the date of such condemnation, or purchase in lieu of condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. Current rent shall be apportioned as of the date of such termination. In case of a taking of a part of Premises or a portion of the facilities in Building not required for the reasonable use of Premises, then this Lease shall continue in full force and effect and the rental shall be equitably reduced based on the proportion by which the rentable area of Premises is reduced, such rent reduction to be effective on the date of such partial taking. No award of any partial or entire taking shall be apportioned, and Tenant hereby assigns to Owner any award which may be made in such taking or condemnation together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, provided, however, that nothing herein shall be deemed to give Owner any interest in, or to require Tenant to assign to Owner, any award made to Tenant for the taking of personal property or fixtures belonging to Tenant, for the interruption of or damages to

23   SPECIAL IMPROVEMENTS

     The term "Special Improvements" as used in this Lease refers to all improvements to Premises, whether provided at the expense of Owner or Tenant, other than acoustical ceilings, lighting fixtures, air conditioning grilles, air ducts and temperature controls, draperies, corridor and demising partitions, and concrete floor ready for pad and carpet. Tenant shall reimburse Owner for Owner's necessary expense of repairing or replacing all Special Improvements to maintain Special Improvements in first-class condition. Before occupancy of Premises, Tenant shall pay Owner that certain sum set forth in Article 1(f) as payment for certain of Special Improvements made to Premises. In addition, Tenant shall pay Owner for installation of all Special improvements if they have been installed by Owner pursuant to Tenant's request. Where Special Improvements are to be installed by Owner, Tenant shall give Owner written notice of its final color selections and all other details of its office layout in sufficient time to permit Owner's completion of all work by the commencement date hereunder using its normal crews on a regular time basis, and such notice shall in any event be given not later than fifteen working days before such commencement date.

24   REAL PROPERTY TAXES

     Owner shall pay all real property taxes and assessments that may be levied against Building and the underlying land. If the amount of such real property taxes and assessments shall, in any calendar year during the Lease Term, exceed the amount of real property taxes and assessments payable for the calendar year 1997, then on the tax payment dates in 1998 and on these dates of each succeeding year, Tenant shall reimburse Owner for Tenant's proportionate share of such increase based upon the ratio which area of Premises, as set forth in Article 1(b), bears to 350,000 square feet. Owner shell submit to Tenant. if so requested by Tenant, a copy of the real property tax statement for the year in which payment is requested.

     The foregoing charges constitute additional rent that shall be deemed to have accrued uniformly during the calendar year in which payment is due. The final payment under the provision of this Article shall be prorated based on reasonable projections of the increase through the termination of this Lease and shall be due thirty days before such termination.

25   ANNUAL RENT ADJUSTMENT

     To partially compensate for the effect of inflation, a portion of the rental rate (viz. $ 7.50 per square foot per year) shall be adjusted annually to reflect reductions, if any, in the purchasing power of the dollar. Three separate generic elements of cost (namely: labor, materials and energy) shall be deemed to be representative of all operational costs. Indices for measuring changes in the dollar value for each of these cost elements shall be: janitorial hourly labor rate, Consumer Price Index, and the average cost per kilowatt-hour of electricity (including without limitation all demand charges), respectively. Changes in each of these shall adjust rent as provided below:


                      Generic                               Element's Cost
                  Element of Cost           Index                Share
                  ---------------           -----                -----
                    1. Labor           Janitorial rate           $3.00
                    2. Material        C.P.I.                    $3.00
                    3. Energy          Average k Wh cost         $1.50

     The base index for each of these indices shall be established from data for the month of September of the year preceding the year in which this Lease commences. Indices for each succeeding year shall be calculated annually using September experience data, and the ratio that these annual indices bear to their respective base index shall be reduced by 1.00 then multiplied by the individual element's cost share as specified in Items 1, 2 and 3 above, and by the area of Premises as set forth in Article l(b). Each January 1, following the calendar year in which the Lease becomes effective, the Monthly Rent in Article 1(d) shall be increased by one-twelfth (1/12) of the sum of the amounts so determined. No changes in the rent as specified above shall take place during the calendar year in which the Lease Term commences.

     The janitorial hourly labor rate shall be that as established by the Building Services Employees International Union Local No. 6 for journeymen including all applicable taxes and fringe benefits payable by employers. The labor rate to be used as a base index for this Lease shall be $12.81.

     The Consumer Price Index to be used shall be the Revised Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average, All-Items Series (1982-1984 = 100), as published by the U.S. Department of Labor, Bureau of Statistics. If this index is revised or changed (as, for example, by taking the average index for different years as the base figure of 100), the base index shall be adjusted accordingly. In the event such index is discontinued, the index promulgated by the Department of Labor most closely approximating the above referenced index shall be used as the base index. The Consumer Price Index to be used as the base index for this Lease shall be 158.3.

     The cost per kilowatt-hour of electricity consumed in the Westin Building (including seasonal factors and any tax or surcharge that may be imposed), shall be determined by dividing the total amount billed to Account No. 171001453015 for the supply of electricity consumed primarily during the month of September by the consumption shown in the billing column entitled "Consumption kwh/kvarh." The cost to be used as a base index for this Lease shall be $.0401 per kilowatt-hour.

26   NOTICES

     All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail to Owner at its offices in Building and to Tenant at Premises, or to such other place as may be set forth in
     Article 1(h) or hereafter designated by either party in writing.

27   NAME OF BUILDING

     Owner reserves the right in its sole discretion to change the name of Building from that specified in Article 3.

28   CONSTRUCTION

     The titles to articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This Lease shall be construed and governed by the law of the State of Washington.

29   TIME OF ESSENCE

     Time is of the essence of this Lease.

30   FORCE MAJEUR

     In the event either Owner or Tenant shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or any reason era like nature, not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of' such act shall be excused for the period of such delay, provided that the provisions hereof shall not operate to excuse Tenant from prompt payment of' rent or any other payments required by Tenant hereunder.

IN WITNESS WHEREOF, Owner and Tenant have signed this Lease on the dates noted below.

OWNER:                                  TENANT:
-----                                   ------

SIXTH & VIRGINIA PROPERTIES,            MEDLYNX, LLC
 A Washington General Partnership        A Washington Corporation


By Clise properties Inc., a Partner


By    /s/                               By    /s/ Kelly Jorgenson
  ----------------------------            -------------------------------

Its       President                     Its       President
   ---------------------------             ------------------------------

Date      2-26-98                       Date      2/10/98
    --------------------------              -----------------------------

CLISE COMPANY, a Partner
By Retail Realty, Inc.,


By     /s/
  ----------------------------

Its       President
   ---------------------------

Date      2-26-98
    --------------------------

GUARANTEE

For and in consideration of execution of this Lease, Kelly Jorgenson guarantees the performance of all obligations of Medlynx, LLC, as said obligations exist under all terms and conditions of this Lease and any modifications thereto.


                                             /s/ Kelly Jorgenson
                                             --------------------------


STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

I certify that I know or have satisfactory evidence that A.M. Clise is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of CLISE PROPERTIES, INC., a partner of SIXTH & VIRGINIA PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated:  2/26/98
           ---------------


   [SEAL]                               /s/ Jennifer A. Richards
                                        ----------------------------------------
                                        Print Name: Jennifer A. Richards
                                                   -----------------------------
                                        NOTARY PUBLIC in and for the State of
                                        Washington, residing at   Issaquah
                                                                ----------------
                                        My commission expires:   2/7/99
                                                              ------------------


STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

I certify that I know or have satisfactory evidence that A.M. Clise is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of RETAIL REALTY, INC., a partner of CLISE COMPANY, a partnership, for and on behalf of CLISE COMPANY, which in turn is a partner of SIXTH & VIRGINIA PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated:  2/26/98
           ---------------

   [SEAL]                               /s/ Jennifer A. Richards
                                        ----------------------------------------
                                        Print Name: Jennifer A. Richards
                                                   -----------------------------
                                        NOTARY PUBLIC in and for the State of
                                        Washington, residing at   Issaquah
                                                                ----------------
                                        My commission expires:   2/7/99
                                                              ------------------